UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 14, 2005

SERACARE LIFE SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-33045	33-0056054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1935 Avenida del Oro, Suite F Oceanside, CA		92056
(Address of principal executive offices)		(Zip Code)

(760) 806-8922

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

On December 14, 2005, SeraCare Life Sciences, Inc. (the “Company”) filed a Form 8-K to report that the Company was unable, without unreasonable effort and expense, to file its annual report on Form 10-K for its fiscal year ended September 30, 2005 within the prescribed time period, but that the Company expected to file its Form 10-K by December 29, 2005. On December 15, 2005, the chairman of the Company’s audit committee received a letter from Mayer Hoffman McCann P.C. (“MHM”), the Company’s independent auditors, in which MHM raised concerns with respect to the Company’s financial statements, accounting documentation and the ability of MHM to rely on representations of the Company’s management. Specifically, the letter sets forth concerns by MHM with respect to:

•	certain of the Company’s revenue recognition accounting policies and practices,

•	the accounting for and valuation of the Company’s inventory,

•	MHM’s perception that certain board members were exerting undue influence on the Company’s financial reporting process and on the audit process, and

•	the timeliness, quality and completeness of the Company’s implementation and testing of its internal control over financial reporting.

The audit committee has reviewed this letter and has determined to conduct an internal review of the concerns raised by MHM in the letter. The audit committee has retained independent legal counsel and accountants to assist it in this review. As the review is in its preliminary stages, the Company is unable at this point to estimate when the audit of its financial statements for fiscal 2005 will be completed or when the corresponding Form 10-K will be filed. The Company expects to release its earnings for its fiscal fourth quarter and year ended September 30, 2005 after the audit committee completes its internal review and the Company’s auditors complete their audit of the Company’s financial statements.

In contemplation of the delay in filing its Form 10-K, the Company:

•	has initiated discussions with the lenders under its Credit Facility to obtain a waiver of the requirement that it provide the lenders with audited financial statements within 90 days after the completion of its fiscal year,

•	has sent a notice to its transfer agent and the persons listed as selling security holders under its Registration Statement on Form S-3, alerting such persons that the Company will not be able to timely file its Form 10-K and that accordingly, sales may not be made under the Form S-3 until the Form 10-K has been filed, and

•	expects to postpone its annual shareholders meeting, previously scheduled for February 9, 2006.

In addition, the Company understands that because the Company no longer expects to file its Form 10-K by December 29, 2005, Nasdaq may, in accordance with its rules, initiate delisting proceedings. In such event, an “E” will be appended to the Company’s trading symbol during the pendency of delisting proceedings. The Company intends to work with Nasdaq to seek to maintain its status as a Nasdaq National Market company.

A copy of a press release with respect to the matters set forth above is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2005	SERACARE LIFE SCIENCES, INC.

/s/ Craig A. Hooson
Craig A. Hooson, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 20, 2005.